UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 29, 2024

2U, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware

(STATE OR OTHER JURISDICTION)

001-36376	26-2335939
(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

7900 Harkins Road Lanham, MD	20706
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(301) 892-4350

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	TWOU	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth under Item 2.03 of this Current Report on Form 8-K regarding the DIP Facility (as defined below), including any information incorporated by reference therein, is incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed, on July 25, 2024 (the “Petition Date”), 2U, Inc. (the “Company”) and certain of its subsidiaries (such subsidiaries, together with the Company, the “Debtors”) commenced voluntary cases (collectively, the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) providing for a court-administered reorganization pursuant to its prepackaged joint plan of reorganization (the “Plan”). The Chapter 11 Cases are being jointly administered under the caption “In re: 2U, Inc., et al.”

In connection with the Chapter 11 Cases and the entry by the Bankruptcy Court of the interim order (the “Interim Order”) authorizing and approving the DIP Facility, on July 29, 2024, the Debtors entered into that certain Debtor-In-Possession Credit and Guaranty Agreement, by and among the Debtors, the lenders party thereto (in such capacity, the “DIP Lenders”) and Wilmington Savings Fund Society, FSB, as administrative agent and collateral agent (the “DIP Credit Agreement”). Pursuant to the DIP Credit Agreement, the DIP Lenders agreed to provide a secured, multi-draw, junior lien debtor-in-possession financing facility in an aggregate principal amount of up to $64 million (the “DIP Facility”), with an initial draw of $60 million that occurred on July 29, 2024 following entry of the Interim Order and a subsequent draw in an amount not to exceed $4 million permitted following entry of the final order related to the DIP Facility (in the case of the second draw, subject to the consent of the Required Lenders (as defined in the DIP Credit Agreement) and the satisfaction of certain other draw conditions as set forth in the DIP Credit Agreement).

The foregoing description of the DIP Credit Agreement and the DIP Facility does not purport to be complete and is qualified in its entirety by reference to the information regarding the DIP Credit Agreement and DIP Facility set forth in the Company’s Current Report on Form 8-K filed on July 25, 2024 (including the full text of the DIP Credit Agreement, a copy of which is filed as Exhibit 10.3 to such Current Report), which information is incorporated by reference into this Item 2.03.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 29, 2024, the Company was notified by the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) that Nasdaq had determined to delist the Company’s common stock, par value $0.001 per share (the “Common Stock”). Nasdaq reached its decision that the Company is no longer suitable for listing pursuant to Nasdaq Listing Rules 5101, 5110(b), and IM-5101-1 as a result of the Debtors’ commencement of the Chapter 11 Cases on the Petition Date. The Company does not intend to appeal this determination.

Trading of the Common Stock will be suspended at the opening of business on August 7, 2024, and a Form 25-NSE will be filed with the U.S. Securities and Exchange Commission (the “SEC”), which will remove the Common Stock from listing and registration on Nasdaq.

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements in this Current Report that are not historical are forward-looking statements, including statements regarding the Company’s intention to not appeal Nasdaq’s delisting determination and the expected delisting of the Common Stock on August 7, 2024 and any subsequent draw by the Company under the DIP Facility. Forward-looking statements contain words such as “expect,” “anticipate,” “could,” “should,” “intend,” “plan,” “believe,” “seek,” “see,” “may,” “will,” “would,” or “target.” Forward-looking statements are based on the Company’s current expectations, beliefs, assumptions, and estimates concerning the future and are subject to significant business, economic, and competitive risks, uncertainties, and contingencies. These risks, uncertainties, and contingencies are difficult to predict, and could cause the Company’s actual results to differ materially from those expressed or implied in such forward-looking statements.

These risks include, among others, those related to the effects on the Company and the Company’s relationship with its various constituents, including colleges and universities, faculty, students, regulatory authorities, including the Department of Education, employees, and other third parties, of the Chapter 11 Cases providing for a court-administered reorganization pursuant the Plan; the Company’s ability to develop and implement the Plan and whether that Plan will be approved by the Bankruptcy Court and the ultimate outcome of the Chapter 11 Cases in general; the length of time the Company will operate under the Chapter 11 Cases; the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity and results of operations, including failure to receive additional proceeds under the DIP Facility; the Company’s ability to operate within the restrictions and the liquidity limitations of the DIP Facility and any other credit facility that the Company may enter into in connection with the Chapter 11 Cases and restrictions imposed by the applicable courts; the timing or amount of any recovery, if any, to the Company’s stakeholders; the potential cancellation of the Common Stock in the Chapter 11 Cases; the delisting and deregistration of the Common Stock and becoming a private company; the potential material adverse effect of claims that are not discharged in the Chapter 11 Cases; uncertainty regarding the Company’s ability to retain key personnel; increased administrative and legal costs related to the Chapter 11 process; changes in the Company’s ability to meet its financial obligations during the Chapter 11 process and to maintain contracts that are critical to its operations; the effectiveness of the overall restructuring activities pursuant to the Chapter 11 Cases and any additional strategies that the Company may employ to address its liquidity and capital resources, achieve its stated goals, and continue as a going concern; the actions and decisions of equityholders, creditors, regulators, and other third parties that have an interest in the Chapter 11 Cases, which may interfere with the ability to confirm and consummate the Plan; and those risks described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, and the Company’s other filings with the SEC. The Company refers you to such documents for a discussion of these and other risks and uncertainties. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may vary materially and adversely from those indicated or anticipated, whether express or implied, by such forward-looking statements. These forward-looking statements speak only as of the date they are made. The Company undertakes no duty or obligation to update any forward-looking statement after the date of this Current Report, whether as a result of new information, future events, changes in assumptions, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

2U, INC.

By:	/s/ Matthew J. Norden
Matthew J. Norden
Chief Financial Officer

Dated: August 1, 2024